CONFORMED COPY


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 24, 1998
                                                          --------------


                                 Unidigital Inc.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                       0-27664                13-3856672
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
   of Incorporation)                                      Identification No.)


545 West 45th Street, New York, New York                          10036
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(Address of Principal Executive Offices)                        (zip code)


                                 (212) 337-0330
                 ----------------------------------------------
                    (Registrant's telephone number, including
                                   area code)



 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     ITEM 2. ACQUISITION OF ASSETS.

     On March 25, 1998, Unidigital Inc. (the "Company"), through its wholly-owned subsidiary, Unison (NY), Inc., consummated the acquisition of substantially all of the assets of Kwik International Color, Ltd. (the "Seller") located in New York City (the "Kwik Acquisition"). The Seller provided general printing, color separation and large format printing services. The Company intends to continue such line of business. The assets purchased included the Seller's entire customer list, inventory, equipment, cash, accounts receivable and trade name. The purchase price included cash payments of $20,590,349, issuance of a 5.7% subordinated promissory note in the principal amount of $750,000 (payable in 36 monthly installments commencing April 15, 1998), issuance of 649,841 shares of restricted Common Stock of the Company and the assumption of certain trade obligations of the Seller.

     The purchase price is subject to adjustment in the event the Seller does not achieve a certain net asset value as of the date of the acquisition. Such determination shall be made within sixty (60) days of the date of closing. Of the purchase price, $1,000,000 in cash and $1,000,000 of restricted Common Stock of the Company (190,589 shares) is being held in escrow for a period of two years to satisfy any purchase price adjustments or indemnification claims.

     In determining the purchase price, the Company considered, among other factors, (i) the composition of the Seller's assets, in particular, its cash position and the strength of the Seller's balance sheet; (ii) the business, operations and prospects of the Seller; (iii) the financial statements and other relevant financial and operating data of the Seller; (iv) the historical and projected financial information prepared by the management of the Seller; and
(v) the past and projected revenues generated from the customers of the Seller.

     The Company funded the cash portion of the purchase price from proceeds of a $25,000,000 term loan and a $10,000,000 revolving credit loan from Canadian Imperial Bank of Commerce ("CIBC"). See "Item 5. Other Events." below.

     Richard J. Sirota, the sole shareholder of the Seller ("Sirota"), and the Company entered into a three-year Employment Agreement pursuant to which Sirota shall serve as the Senior Vice President and Chief Operating Officer of the Company at an initial annual salary of $250,000. Sirota also was appointed to the Company's Board of Directors. Effective upon consummation of the Kwik Acquisition, Peter Saad, formerly the Senior Vice President and Chief Operating Officer of the Company, was named President of the Company.

     In addition, on March 25, 1998, Sirota and William E. Dye, Chairman of the Board and Chief Executive Officer of the Company ("Dye"), executed a Stockholders' Agreement pursuant to which (i) Sirota and Dye granted the Company and each other the right of first refusal with respect to their respective sales of the Company's Common Stock, (ii) Sirota and Dye agreed to vote for each other in the election of Directors of the Company and (iii) Sirota agreed not to acquire more than 1,000,000 shares of the Company's Common Stock without the prior written consent of Dye.


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     ITEM 5. OTHER EVENTS.

     On March 24, 1998, the Company terminated its financing facilities with The Chase Manhattan Bank and entered into borrowing arrangements with CIBC in the aggregate amount of $40,000,000, which consist of a: (i) $25,000,000 term loan;
(ii) $10,000,000 revolving line of credit facility which is available for working capital purposes; and (iii) $5,000,000 credit facility which is available for corporate acquisition purposes. Such credit facilities are guaranteed by the Company's United States subsidiaries. In addition, the Company pledged all of its equity interests in its United States subsidiaries and two-thirds of its equity interests in its wholly-owned United Kingdom subsidiary as collateral for such credit facilities. Interest under such credit facilities is, at the Company's option, at the Base Rate or at the Eurodollar Rate, as defined, plus an Applicable Margin, as defined, ranging from 0.75% to 3% depending on the Company's consolidated debt to earnings ratio and the type of loan. As of March 31, 1998, the Company had an outstanding balance of $8,350,000 under the revolving credit facility and $25,000,000 under the term loan. A portion of the proceeds of such loans was used to repay in full promissory notes previously issued by the Company in 1997 in the aggregate principal amount of $4,000,000.

     The credit facilities contain covenants which require the Company to maintain certain earnings and debt to earnings ratio requirements based on the combined operations of the Company and its subsidiaries. The credit facilities are secured by a first priority lien on all of the assets of the Company and its subsidiaries, a mortgage on the Company's facilities located at 545 West 45th Street, New York, New York and a leasehold mortgage on the Company's facilities acquired as part of the Kwik Acquisition located at 229 West 28th Street, New York, New York. The Company, CIBC and Sirota entered into an intercreditor subordination agreement with respect to CIBC's and Sirota's relative interests in the Company.

     The Company's agreement with CIBC restricts the Company's ability to pay certain dividends without CIBC's prior written consent.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Information of Business Acquired.

     To be filed by amendment. The Company believes that it is impracticable to provide such financial information as of the date hereof. Such information shall be filed with the Commission no later than June 7, 1998.

     (b) Pro Forma Financial Information (unaudited).

     To be filed by amendment. The Company believes that it is impracticable to provide such financial information as of the date hereof. Such information shall be filed with the Commission no later than June 7, 1998.

     (c) Exhibits.

         Exhibit No.                  Description of Exhibit
         -----------                  ----------------------

          4.1                      Stockholders'  Agreement  dated as  of  March
                                   25,  1998  by  and  among   Unidigital  Inc.,
                                   William  E. Dye and Richard J. Sirota.

         10.1 Asset Purchase Agreement dated as of March 25, 1998 by and among Unidigital Inc., Unison (NY), Inc., Kwik International Color, Ltd. and Richard J. Sirota.

         10.2 Subordinated Promissory Note dated March 25, 1998 of Unidigital Inc. payable to Kwik International Color, Ltd. in the principal amount of $750,000.

         10.3                      Employment   Agreement   dated  as  of  March
                                   25, 1998 by and between Unidigital Inc.and Richard J. Sirota.

         10.4 Loft Lease dated March 1, 1997 between S.N.Y., Inc. and Kwik International Color, Ltd. for the property located at 229 W. 28th Street, New York, New York, on the fourth floor, known as Room 401-405.

         10.5 Loft Lease dated March 1, 1997 between S.N.Y., Inc. and Kwik International Color, Ltd. for the property located at 229 W. 28th Street, New York, New York, on the seventh

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
                                   floor,   known  as  Room   706-714  and  707-
                                   713.

         10.6 Loft Lease dated March 1, 1997 between S.N.Y., Inc. and Kwik International Color, Ltd. for the property located at 229 W. 28th Street, New York, New York, on the eighth floor.

         10.7 Loft Lease dated March 1, 1997 between S.N.Y., Inc. and Kwik International Color, Ltd. for the property located at 229 W. 28th Street, New York, New York, on the ninth floor.

         10.8                      Credit   Agreement  dated  as  of  March  24,
                                   1998 by and among Unidigital Inc., the lenders from time to time parties thereto and Canadian Imperial Bank of Commerce.

         10.9 Term Note dated March 24, 1998 of Unidigital Inc. payable to Canadian Imperial Bank of Commerce in the principal amount of $25,000,000.

         10.10 Acquisition Note dated March 24, 1998 of Unidigital Inc. payable to Canadian Imperial Bank of Commerce in the principal amount of $5,000,000.

         10.11 Revolving Credit Note dated March 24, 1998 of Unidigital Inc. payable to Canadian Imperial Bank of Commerce in the principal amount of $10,000,000.

         10.12                     Stock  Pledge  Agreement  (U.S.) dated  as of
                                   March 24, 1998 made by Unidigital Inc. in favor of Canadian Imperial Bank of Commerce.

         10.13 Mortgage dated as of March 24, 1998 made by Unidigital Inc. in favor of Canadian Imperial Bank of Commerce.

         10.14                     Security   Agreement   dated  as of March 24,
                                   1998 made by Unidigital Inc. in favor of Canadian Imperial Bank ofCommerce.


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

         10.15 Subsidiaries Guarantee dated as of March 24, 1998 made by each of Unidigital Elements (NY), Inc., Unidigital Elements
                                   (SF),  Inc.,   Unison  (NY),  Inc. and Unison
                                   (MA), Inc., in favor of Canadian Imperial Bank of Commerce.

         10.16 Intercreditor and Subordination Agreement dated as of March 25, 1998 by and among Kwik International Color, Ltd., Unidigital Inc. and Canadian Imperial Bank of Commerce.

         10.17 Mortgage, Assignment of Leases and Rents and Security Agreement dated as of March 24, 1998 between Unidigital Inc. and Canadian Imperial Bank of Commerce.




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

                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           Unidigital Inc.



                                           By: /s/William E. Dye
                                               ---------------------------------
                                               William E. Dye, Chairman of
                                               the Board and Chief Executive
                                               Officer (Principal Executive,
                                               Financial and Accounting Officer)



Date: April 8, 1998